Exhibit 10.8

EMPLOYMENT AGREEMENT AMENDMENT

THIS EMPLOYMENT AGREEMENT AMENDMENT (this “Amendment”) is entered into effective as of January 1, 2020 (the “Effective Date”), between Rhino GP LLC (“Employer”) and Brian Aug (“Employee”).

W I T N E S S E T H

WHEREAS, Employee is currently employed by Employer pursuant to an Employment Agreement dated November 21, 2016 (as amended, the “Prior Agreement”).

WHEREAS, Employer and Employee now desire to amend the Prior Agreement, and have executed this Amendment to evidence the terms of their agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

1. The first sentence of Section 1 of the Prior Agreement is hereby deleted and replaced in its entirety with the following language:

“The Employer hereby shall employ Employee as its Vice President of Sales continuing from the Effective Date until December 31, 2020, unless sooner terminated as herein provided or extended by mutual agreement of the parties (the “Employment Term”), with such duties customary to such position as Employer may reasonably designate during the Employment Term.”

2. As partial consideration for Employee entering into this Amendment, Employer agrees that, on or before October 1, 2020, Employer shall notify Employee whether it intends to extend the Employment Term for 2021, and shall provide Employee with the applicable agreement or amendment, if any.

3. All other terms and conditions in the Prior Agreement shall remain unchanged except to the extent specifically modified herein.

[SIGNATURE PAGE TO FOLLOW]

1

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

EMPLOYER:

Rhino GP LLC

By:	/s/ Richard A. Boone

EMPLOYEE:

/s/ Brian Aug

Brian Aug

2